[Graphic of Amerindo Funds Logo omitted]

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       AMERINDO FUNDS
             SEMI-ANNUAL REPORT

             - - - - -


SEMI-ANNUAL REPORT
APRIL 30, 2000

                                TABLE OF CONTENTS


SHAREHOLDER LETTER .......................................         1
STATEMENT OF NET ASSETS ..................................         3
STATEMENT OF OPERATIONS ..................................         5
STATEMENT OF CHANGES IN NET ASSETS .......................         6
NOTES TO FINANCIAL STATEMENTS ............................         7
FINANCIAL HIGHLIGHTS .....................................        14

                                                                     April, 2000

Dear Shareholder:

     Amerindo's management held two press conferences in December 1999 and March of this year in which they said that the year 2000 would be seen as a "transition year" for the Internet sector. We felt then that emerging technology stocks, much like the spring of 1999, needed a period of consolidation to work off the frothy excesses that developed in late 1999. The expected correction was well underway when the Fund's recent semi-annual period ended on 30 April.

     The pullback in Internet stocks has been typically swift and severe. For the NASDAQ composite, a capitalization weighted index with a large cap, technology stock bias, the correction quickly eroded earlier year gains as it dropped 37% from its March 10th peak. The Amerindo Technology Fund's performance also came under pressure, although the extraordinary price appreciation during the fall of 1999 ultimately allowed the Fund to post modest mid-term results. For the six months ending 4/30/00, the Amerindo Technology Fund returned 2.20%. For the one-year period ending 4/30/00, the Fund gained 25.09%. The Fund's annualized three-year and inception returns were a very robust 80.36% and 42.15% respectively. The average annualized total returns for the Class D shares for twelve months-ended 3/31/00 and since inception (10/28/96) was 107.74% and 57.26% respectively.

     Periodic volatility and sharp stock price corrections are an inherent part of investing in leading edge technology companies. They serve to purge excessive speculation that follows periods of unusually strong price appreciation. This year has been no exception, with the spring market correction meeting, if not exceeding, our expectations in both timing and scope. It is worth noting that the Fund has experienced no fewer than five previous occasions during which its share price dropped by at least 25% within a matter of months. The fact that the Fund's superior long-term performance as noted above, was achieved in spite of these periods of weakness, confirms that Amerindo's strategy of investing in concentrated portfolio holdings of emerging technology and health sciences stocks is a sound long-term investment approach to achieving superior results.

     Looking past the current consolidation, we continue to hold firmly to our very bullish stance on the rapidly expanding Internet economy. First quarter results for our core portfolio companies were excellent as they met or exceeded even our own high expectations. Fundamentals for Internet stocks remain very strong. Internet usage shows no signs of slowing. These dynamics underpin our long-held conviction that the deployment of the Internet will represent the largest structural change in the US and the global economy in the last 50-years. We believe it will be on par with, if not outright exceed, the top half dozen major technological advances of the past century.

     Amerindo believes that the two leading edge technologies it has long specialized in, namely electronics and healthcare, will create a period of unrivaled investment and business opportunity. The first involves the restructuring of the global economy into the new Internet economy. This includes the explosive growth in the business-to-business (B2B) Internet sector; the accelerating buildout of the new global fiber optic telecommunications network to satisfy data transmission's appetite for bandwidth capacity, and the infrastructure and applications software development needed to deploy the Internet. The second main opportunity relates to new advances in health-care science for the rapidly aging population, which is fueling the demand curve for advanced therapeutics, bio-pharmaceuticals, and genomics research. This also includes the need to reduce costs in the delivery and management of health care services. Amerindo's research team is focusing on these specific areas, where it searches out emerging companies that are well positioned to prosper as these scenarios play out in the years ahead. (A DETAILED DISCUSSION OF THESE INVESTMENT THEMES CAN BE FOUND IN THE RECENT MARCH AMERINDO TECHNOLOGY FUND QUARTERLY UPDATE, MAILED TO SHAREHOLDERS IN MAY OR ONLINE AT WWW.AMERINDO.COM).

     To capitalize on each opportunity, Amerindo filed in early spring to launch two new mutual funds -- Amerindo Internet B2B and Amerindo Health & Biotechnology, with effective dates scheduled for 30 May. The same research and portfolio team that manages the Amerindo Technology Fund will oversee both funds. Consistent with Amerindo's management style, the portfolios will be highly focused and hold a limited number of stocks in their specialty area. Class structures, investment minimums and all other features and privileges are identical to the Amerindo Technology Fund.

     We remain confident that the correction for stocks in the Internet and biotech sectors has largely been reached, and that as we move into the summer a major rally should unfold. Consistent with this view, we believe Internet and biotechnology stocks represent bargain investment opportunities at this juncture. Central to this belief are strong fundamentals for our core fund holdings that continue to strengthen as each quarter passes owing to the accelerating buildout of the Internet, the deployment of a new broadband telecommunications network, and the growing healthcare needs of an aging population. Amerindo sees electronic technology moving from a single digit slice of global GDP today to upwards of 25% within the next five years. Our goal is to position the Amerindo Technology Fund's portfolio to capitalize fully on this unique generational transition.

     We thank our shareholders for their continued confidence in our investment management style and look forward to further success in the months and years ahead.

AMERINDO TECHNOLOGY FUND

/S/ SIGNATURE                               /S/ SIGNATURE
Alberto W. Vilar                            Gary A. Tanaka

            PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PAST PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE
           INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL
             FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED,
               MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

               IN ADDITION TO NORMAL RISKS ASSOCIATED WITH EQUITY
           INVESTING, NARROWLY FOCUSED INVESTMENTS TYPICALLY EXHIBIT
      HIGHER VOLATILITY DUE TO SEVERE COMPETITION AND RAPID OBSOLESCENCE.

  PERFORMANCE IS SHOWN FOR THE CLASS D SHARES OF THE AMERINDO TECHNOLOGY FUND.

                            AMERINDO TECHNOLOGY FUND
                             STATEMENT OF NET ASSETS
                                 APRIL 30, 2000
                                   (UNAUDITED)

COMMON STOCKS* -- 97.96%

  SHARES                                                               VALUE
 --------                                                          ------------
  117,500     Akamai Technologies, Inc.                            $ 11,617,813
  168,000     Alkermes, Inc.                                          8,946,000
  300,000     Amazon.com, Inc.                                       16,556,250
  720,000     Ariba, Inc.                                            53,415,000
  340,000     Ask Jeeves, Inc.                                       10,327,500
  475,000     At Home Corporation-Ser A                               8,846,875
  104,000     Broadcom Corporation                                   17,927,000
  377,000     CMGI, Inc.                                             26,861,250
  252,500     Critical Path, Inc.                                    14,676,562
  351,000     ebay Corporation, Inc.                                 55,874,812
   90,000     FreeMarkets, Inc.                                       6,496,875
  414,000     Genzyme Transgenics Corporation                         6,856,875
  180,000     Getty Images, Inc.                                      5,467,500
  255,000     Gilead Sciences, Inc.                                  13,817,813
  500,000     Healthon/WebMD Corporation                             10,531,250
  502,500     HomeStore.com, Inc.                                     9,170,625
  475,000     Inktomi Corporation                                    73,120,313
  191,000     Internap Network Services Corporation                   7,353,500
  181,240     Internet Capital Group, Inc.                            7,680,045
  350,000     LookSmart, Ltd.                                         8,400,000
   40,000     MedImmune, Inc.                                         6,397,500
  125,000     MMC Networks, Inc.                                      3,312,500
  406,300     MP3.com, Inc.                                           2,844,100
  250,000     On Display, Inc.                                       14,125,000
  320,000     Priceline.com, Inc.                                    20,240,000
  187,500     Protein Design Labs, Inc.                              19,031,250
   95,000     Siebel Systems, Inc.                                   11,673,125
  220,000     Ventro Corporation                                      6,050,000
  306,776     Yahoo! Inc.                                            39,957,574
                                                                    -----------
TOTAL COMMON STOCKS
(Cost $498,231,238)                                                 497,574,907
                                                                    -----------
* All Common Stocks held as of April 30, 2000 are non-income producing.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            AMERINDO TECHNOLOGY FUND
                       STATEMENT OF NET ASSETS (CONCLUDED)
                                 APRIL 30, 2000
                                   (Unaudited)

REPURCHASE AGREEMENT -- 1.38%
                                                    PRINCIPAL
                                                      AMOUNT         VALUE
                                                   -----------     ----------
   J.P. Morgan
   5.67%, dated 04/28/00, matures 05/01/00,
   repurchase price $7,024,898 (collateralized
   by U.S. Treasury Bond: total market
   value $7,166,375) .............................  $7,024,898    $  7,024,898
                                                                  ------------
   TOTAL REPURCHASE AGREEMENT (Cost $7,024,898) ..                   7,024,898
                                                                  ------------
TOTAL INVESTMENTS -- 99.34%
   (Cost $505,256,136) ...........................                 504,599,805
                                                                  ------------
OTHER ASSETS AND LIABILITIES, NET -- 0.66% .......                   3,320,445
                                                                  ------------
NET ASSETS -- 100% ...............................                 507,920,250
                                                                  ============
Fund shares of the Class A Shares
   (one billion authorized-$.001 par value)
   based on 947,722 shares
   of beneficial interest ........................                $ 26,926,357
Fund shares of the Class C Shares
   (one billion authorized-$.001 par value)
   based on 172,768 shares
   of beneficial interest ........................                   5,662,965
Fund shares of the Class D Shares
   (one billion authorized-$.001 par value)
   based on 20,056,634 shares
   of beneficial interest ........................                 492,377,469
Accumulated net investment loss ..................                  (5,211,326)
Accumulated net realized loss on investments .....                 (11,178,884)
Net unrealized depreciation on investments .......                    (656,331)
                                                                  ------------
NET ASSETS -- 100% ...............................                $507,920,250
                                                                  ============
NET ASSETS:
Net Asset Value and Redemption Price
   Per Share -- Class A ..........................                $      24.11
                                                                  ============
Maximum Offering Price Per Share --
   Class A ($24.11/94.25%) .......................                $      25.58
                                                                  ============
Net Asset Value, Offering and Redemption Price
   Per Share -- Class C ..........................                $      23.92
                                                                  ------------
Net Asset Value, Offering and Redemption Price
   Per Share -- Class D ..........................                $      23.98
                                                                  ============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            AMERINDO TECHNOLOGY FUND
                             STATEMENT OF OPERATIONS
                                   (Unaudited)

                                                            FOR THE PERIOD ENDED
                                                               APRIL 30, 2000
                                                            --------------------
INCOME
   Interest ....................................                 $    659,388
EXPENSES
   Investment advisory fees (Note 4) ...........  4,361,799
   Distribution fees -- Class A (Note 5) .......     26,852
   Distribution fees -- Class C (Note 5) .......      9,393
   Distribution fees -- Class D (Note 5) .......    697,826
   Professional fees ...........................     96,276
   Administration and accounting fees ..........    293,808
   Transfer agents fees ........................     88,949
   Registration fees ...........................    179,558
   Directors' fees and expenses ................     29,673
   Amortization of organization expenses (Note 2)    27,923
   Printing ....................................     27,424
   Custodian fees ..............................     20,090
   Miscellaneous ...............................     31,233
                                                  ---------
   Net expenses before expenses paid indirectly                     5,890,804
                                                                 ------------
   Less: expenses expenses paid indirectly .....                      (20,090)
   Total net expenses ..........................                    5,870,714
                                                                 ------------
   Net investment loss .........................                   (5,211,326)
                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Net realized loss from investment
      transactions .............................                  (11,178,884)
   Net change in unrealized depreciation
      of investments ...........................                  (42,777,200)
                                                                 ------------
   Total net realized and unrealized
      loss on investments ......................                  (53,956,084)
                                                                 ------------
NET DECREASE IN NET ASSETS
   FROM OPERATIONS .............................                 $(59,167,410)
                                                                 ============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            AMERINDO TECHNOLOGY FUND
                       STATEMENT OF CHANGES IN NET ASSETS
                                   (Unaudited)

                                                   FOR THE          FOR THE
                                                PERIOD ENDED     PERIOD ENDED
                                               APRIL 30, 2000  OCTOBER 31, 1999*
                                               --------------  -----------------
OPERATIONS
   Net investment loss ......................    $ (5,211,326)   $   (835,279)
   Net realized gain (loss) from investment
      transactions ..........................     (11,178,884)     89,294,885
   Net change in unrealized appreciation
      (depreciation) of investments .........     (42,777,200)     17,013,105
                                                 ------------    ------------
   Net increase (decrease) in net assets from
      operations ............................     (59,167,410)    105,472,711
                                                 ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains
      Class A Shares ........................              --      (2,644,686)
      Class C Shares ........................              --
      Class D Shares ........................              --     (83,960,097)
                                                 ------------    ------------
   Total distributions ......................              --     (86,604,783)
                                                 ------------    ------------
CAPITAL SHARE TRANSACTIONS
   Net increase (Note 6) ....................     286,110,526     197,111,761
                                                 ------------    ------------
   Total increase in net assets .............     226,943,116     215,979,689

NET ASSETS:
   Beginning of period ......................     280,977,134      64,997,445
                                                 ------------    ------------
   End of period ............................    $507,920,250    $280,977,134
                                                 ============    ============

* Subsequent to December 31, 1998, the Fund's management elected to change the Fund's fiscal year end to October 31, 1999.

Amounts designated as "--" are either $0 or rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            AMERINDO TECHNOLOGY FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2000
                                   (Unaudited)

NOTE 1. ORGANIZATION

     The Amerindo Technology Fund (the "Fund") is a series of the Amerindo Funds Inc., a Maryland corporation, which commenced operations on October 28, 1996. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, authorized to issue one billion shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies. The Fund's investment objective is to seek long-term capital appreciation by investing in the common stocks of technology companies.

     The Fund offers three classes of shares to investors, Class A, Class C and Class D shares. Class A shares are sold subject to an initial sales load of up to 5.75% with a minimum investment of $2,500. Class C, which commenced operations on December 15, 1999, and Class D shares are sold without an initial sales load with a minimum investment of $2,500. Class A, Class C, and D shares are subject to a fee of 2% on redemptions made within the first year of purchase. Prior to November 1, 1999, Class A and Class D shares were subject to a fee of 3% on redemptions made within the first year. Class C shares are subject to a 1% maximum deferred sales charge on redemptions within the first year of purchase.

     As of April 30, 2000, the Fund is the only current series of the Amerindo Funds Inc.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

                            AMERINDO TECHNOLOGY FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2000
                                   (Unaudited)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     SECURITIES VALUATION -- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities for which market quotations are not readily available are valued in accordance with procedures established by the Fund's Board of Directors (the "Board"), including use of an independent pricing service or services which use prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions.

     Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined should represent fair value.

     FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and capital gains. Accordingly, no provision for federal income taxes is required.

     ORGANIZATION EXPENSES -- In April 1998, Statement of Position 98-5, "Reporting on Costs of Start-Up Activities" ("SOP 98-5"), was issued requiring start-up costs and organization costs to be expensed as incurred. SOP 98-5 exempted investment companies that met certain criteria from retroactively applying the provisions of this pronouncement and allowed them to continue to amortize start-up costs and organization costs over the remaining amortization period.

     During its organization and initial registration with the Securities and Exchange Commission ( the "SEC"), the Fund incurred organization expenses of $279,807. In accordance with the provisions of SOP 98-5, the Fund has elected to defer these expenses and amortize them on a straight-line basis over a 60 month period beginning with the Fund's commencement of operations. During the period ended April 30, 2000, $27,923 was amortized.

                            AMERINDO TECHNOLOGY FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2000
                                   (Unaudited)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

     INCOME AND EXPENSES -- All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class C shares bear higher distribution fees than Class Aand D shares.

     Through a separate contractual agreement, The Northern Trust Company serves as the Fund's custodian. In the Statement of Operations, expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances.

     DIVIDENDS AND DISTRIBUTIONS -- Dividends and distributions to shareholders are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

                            AMERINDO TECHNOLOGY FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2000
                                   (Unaudited)

NOTE 3. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (other than short-term investments), for the period ended April 30, 2000, were $377,026,572 and $63,581,662, respectively.

     At April 30, 2000 the cost of investments for federal income tax purposes was $505,256,136. Accordingly, gross unrealized appreciation of investments was $145,579,106 and gross unrealized depreciation of investments was $146,235,437, resulting in net unrealized depreciation of $656,331.

NOTE 4. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

     The Fund has an agreement with Amerindo Investment Advisors Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, to serve as investment advisor and manager. Under the terms of the agreement, a monthly fee is paid to the investment advisor based on 1/12th of 1.50% (1.50% on an annual basis) of the average daily net asset value. This advisory agreement is subject to an annual review by the Board.

     The Advisor has agreed to a reduction in the amounts payable to it and to reimburse the Fund for any expenses (including the advisory fee, but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2.25%, 3.00% and 2.25% of the average daily net asset values of the Class A, Class C, and Class D shares, respectively. Prior to November 1, 1999, the Advisor reimbursed the fund for any applicable expenses over 2.50% and 2.25% of average daily net asset values of Class A and Class D shares, respectively.

     For the period ended April 30, 2000, the Advisor earned advisory fees of $4,361,799 and did not reimburse the Fund for any expenses.

                            AMERINDO TECHNOLOGY FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2000
                                   (Unaudited)

NOTE 4. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (CONTINUED)

     Amerindo Funds Inc. and SEI Investments Mutual Funds Services (the "Administrator") are parties to an agreement under which the Administrator provides management and administrative services for an annual fee of 0.125% of the average daily net assets of the Fund up to $250 million, 0.09% on the next $250 million, 0.07% on the next $500 million and 0.05% of such assets in excess of $1 billion.

     Forum Shareholder Services, LLC (the "Transfer Agent") is the transfer agent and dividends disbursing agent for the Fund under a transfer agency agreement with Amerindo Fund Inc.

NOTE 5. DISTRIBUTION FEES

     Amerindo Funds Inc. and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement dated September 15, 1999. The Fund has adopted a Distribution Plan for Class A, Class C, and Class D shares. Under the terms of the Plan, the Fund pays the Distributor a monthly distribution fee at an annual rate of 1% of the average daily net assets of the Fund's Class C shares (of which 0.25% is paid to Advisor for providing services to Shareholders) and 0.25% of the Class Ashares which may be used by the Distributor to provide compensation for sales support and distribution activities. The Fund has also adopted a distribution and service plan on behalf of the Class D shares which compensates the Advisor 0.25% of the average daily net assets of the Class D shares for providing services to shareholders. Prior to November 1, 1999, the Fund paid the Distributor a monthly distribution fee at an annual rate of 0.50% of the average daily net assets of the Fund's Class A shares and 0.25% of the Class D shares.

     For the period ended April 30, 2000, the Fund incurred distribution expenditures of $26,852, $9,393, and $697,826 on Class A, Class C and Class D shares, respectively.

                            AMERINDO TECHNOLOGY FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2000
                                   (Unaudited)

NOTE 6. FUND SHARE TRANSACTIONS

     At April 30, 2000 there were one billion shares of $0.001 par value capital stock authorized. Transactions in capital stock for the period ended April 30, 2000 and the period ended October 31, 1999 were as follows:

                                                             CLASS A SHARES

                                                FOR THE                          FOR THE
                                              PERIOD ENDED                     PERIOD ENDED
                                             APRIL 30, 2000                  OCTOBER 31, 1999*
                                          --------------------             --------------------
                                          SHARES        AMOUNT             SHARES       AMOUNT
                                          ------        ------             ------       ------
Shares sold .........................     741,664    $23,685,529          242,687    $ 6,197,102
Shares issued in
   reinvestment of
   distributions from
   realized gains ...................          --             --          108,793      2,575,121
Shares redeemed
   (net of redemption
   fees retained of $69,897
   and $25,948, respectively) .......    (165,551)    (5,087,685)         (39,002)   $(1,074,275)
                                         --------    -----------          -------    -----------
Net increase ........................     576,113    $18,597,844          312,478    $ 7,697,948
                                         ========    ===========          =======    ===========

                                             CLASS C SHARES

                                             FOR THE PERIOD
                                           DECEMBER 15, 1999**
                                         THROUGH APRIL 30, 2000
                                         ----------------------
                                           SHARES      AMOUNT
                                           ------      ------
Shares sold .........................     181,226    $5,921,026
Shares issued in
   reinvestment
   of distributions
   from realized gains ..............          --            --
Shares redeemed
   (net of redemption
   fees retained of $4,840) .........      (8,458)     (258,061)
                                          -------    ----------
Net increase ........................     172,768    $5,662,965
                                          =======    ==========

 * Subsequent to December 31, 1998, the Fund's management elected to change the Fund's fiscal year end to October 31, 1999.
** Commencement of operations of Class C shares.
Amounts designated as "--" are either $0 or rounded to $0.

                            AMERINDO TECHNOLOGY FUND
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 APRIL 30, 2000
                                   (Unaudited)

                                                           CLASS D SHARES

                                               FOR THE                          FOR THE
                                             PERIOD ENDED                     PERIOD ENDED
                                            APRIL 30, 2000                  OCTOBER 31, 1999*
                                        ---------------------             --------------------
                                        SHARES         AMOUNT             SHARES        AMOUNT
                                        ------         ------             ------        ------
Shares sold .......................   14,506,513    $451,161,635        5,699,786    $166,007,792
Shares issued in reinvestment
   of distributions from
   realized gains .................           --              --        3,197,880      75,214,130
Shares redeemed
   (net of redemption fees retained of
   $2,792,775 and $723,877,
   respectively) ..................   (6,052,591)   (189,311,918)      (2,010,955)    (51,808,109)
                                      ----------   -------------       ----------    ------------
Net increase ......................    8,453,922   $ 261,849,717        6,886,711    $189,413,813
                                      ==========   =============       ==========    ============


NOTE 7. CONCENTRATION OF CREDIT RISK

     The Fund invests a substantial portion of its assets in securities in the technology industry. Therefore, it may be more affected by economic and political developments in that industry than would be a comparable general equity fund.

*Subsequent to December 31, 1998, the Fund's management elected to change the
 Fund's fiscal year end to October 31, 1999.
Amounts designated as "--" are either $0 or rounded to $0.

                            AMERINDO TECHNOLOGY FUND
                              FINANCIAL HIGHLIGHTS
                                 CLASS A SHARES
              (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                   (Unaudited)

                                                                                   FOR THE PERIOD
                                           FOR THE             FOR THE             AUGUST 3, 1998****
                                         PERIOD ENDED        PERIOD ENDED             THROUGH
                                        APRIL 30, 2000     OCTOBER 31, 1999***   DECEMBER 31, 1998
                                        --------------     -------------------   -----------------
Net asset value,
   beginning of period ................    $ 23.61               $13.59               $ 8.44
                                           -------               ------               ------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment loss ...................      (0.20)               (0.08)               (0.10)
Net realized and unrealized gain
    on investments ....................       0.70                20.25                 5.25
                                           -------               ------               ------
Net increase in net assets from
    investment operations .............       0.50                20.17                 5.15
                                           -------               ------               ------
LESS DISTRIBUTIONS:
Net realized gains on investments .....         --               (10.15)                  --
                                           -------               ------               ------
Total distributions ...................         --               (10.15)                  --
                                           -------               ------               ------
Net asset value, end of period ........    $ 24.11               $23.61               $13.59
                                           =======               ======               ======
Total investment return** .............       1.82%              148.20%               61.02%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (in 000's) ...    $22,840               $8,772               $  803
Ratio of expenses to average net
    assets ............................       2.01%*               2.54%*               2.86%*
Ratio of expenses to average net assets,
   net of reimbursement ...............       2.01%*               2.50%*               2.50%*
Ratio of net investment loss to
   average net assets .................      (1.79)%*             (0.79)%*             (2.76)%*
Ratio of net investment loss to
 average net assets, net of
   reimbursement ......................      (1.79)%*             (0.75)%*             (2.40)%*
Portfolio turnover rate ...............      11.94%              170.00%               78.46%

   * Annualized.
  ** Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges are not reflected in the calculation of total investment return.
 *** Subsequent to December 31, 1998, the Fund's management elected to change the Fund's fiscal year end to October 31, 1999.
**** Commencement of operations of Class A shares.
Amounts designated as "--" are either $0 or rounded to $0.

                            AMERINDO TECHNOLOGY FUND
                              FINANCIAL HIGHLIGHTS
                                 CLASS C SHARES
              (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                   (Unaudited)

                                                          FOR THE PERIOD
                                                         DECEMBER 15, 1999***
                                                              THROUGH
                                                          APRIL 30, 2000
                                                          --------------
Net asset value,
   beginning of period ................................       $30.72
                                                              ------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment loss ...................................        (0.14)
Net realized and unrealized loss
    on investments ....................................        (6.66)
                                                              ------
Net decrease in net assets from
    investment operations .............................        (6.81)

                                                              ------
LESS DISTRIBUTIONS:
Net realized gains on investments .....................           --
                                                              ------
Total distributions ...................................           --
                                                              ------
Net asset value, end of period ........................       $23.92
                                                              ======
Total investment return** .............................       (22.14)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (in 000's) ...................       $4,133
Ratio of expenses to average net
    assets ............................................         2.73%*
Ratio of expenses to average net assets,
   net of reimbursement ...............................         2.73%*
Ratio of net investment loss to
   average net assets .................................        (2.58)%*
Ratio of net investment loss to
 average net assets, net of
   reimbursement ......................................        (2.58)%*
Portfolio turnover rate ...............................        11.94%

  * Annualized.
 ** Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges are not reflected in the calculation of total investment return.
*** Commencement of operations of Class C shares.
Amounts designated as "--" are either $0 or rounded to $0.

                            AMERINDO TECHNOLOGY FUND
                              FINANCIAL HIGHLIGHTS
                                 CLASS D SHARES
              (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                   (Unaudited)

                                                                                               FOR THE
                                                                                                PERIOD
                                                                                              OCTOBER 28,
                                     FOR THE       FOR THE       FOR THE        FOR THE        1996****
                                   PERIOD ENDED  PERIOD ENDED   YEAR ENDED     YEAR ENDED      THROUGH
                                    APRIL 30,     OCTOBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                       2000          1999***       1998           1997           1996
                                   -----------   ------------   -----------   ------------   ------------
Net asset value, beginning
 of period .....................    $  23.46       $  13.61       $  7.37       $  9.00        $ 10.00
                                    --------       --------       -------       -------        -------
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
Net investment loss ............       (0.25)         (0.07)        (0.20)        (0.16)         (0.04)
Net realized and unrealized
   gain (loss) on investments ..        0.77          20.07          6.44         (1.47)         (0.96)
                                    --------       --------       -------       -------        -------
Net increase (decrease) in net assets
   from investment operations ..        0.52          20.00          6.24         (1.63)         (1.00)
                                    --------       --------       -------       -------        -------
LESS DISTRIBUTIONS:
Net realized gains on investments         --         (10.15)           --            --             --
                                    --------       --------       -------       -------        -------
Total distributions ............          --         (10.15)           --            --             --
                                    --------       --------       -------       -------        -------
Net asset value, end of period .    $  23.98       $  23.46       $ 13.61       $  7.37        $  9.00
                                    ========       ========       =======       =======        =======
Total investment return** ......        1.87%        146.74%        84.67%       (18.11)%       (10.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period
   (in 000's) ..................    $480,947       $272,205       $64,194       $40,191        $34,210
Ratio of expenses to average
    net assets .................        2.01%*         2.29%*        2.75%         2.83%          3.82%*
Ratio of expenses to average
    net assets net of reimbursement     2.01%*         2.25%*        2.25%         2.25%          2.25%*
Ratio of net investment loss to
   average net assets ..........       (1.79)%*       (0.68)%*      (2.72)%       (2.83)%        (3.82)%*
Ratio of net investment loss
    to average
   net assets, net of reimbursement    (1.79)%*       (0.64)%*      (2.21)%       (2.25)%        (2.25)%*
Portfolio turnover rate ........       11.94%        170.00%        78.46%       355.21%          0.00%

   * Annualized.
  ** Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
 *** Subsequent to December 31, 1998, the Fund's management elected to change the Fund's fiscal year end to October 31, 1999.
**** Commencement of operations of Class D shares.
Amounts designated as "--" are either $0 or rounded to $0.

- - - - -



INVESTMENT ADVISOR
---------------------------------------------
AMERINDO INVESTMENT ADVISORS INC.
SAN FRANCISCO, CALIFORNIA/NEW YORK, NEW YORK

ADMINISTRATOR
---------------------------------------------
SEI INVESTMENTS DISTRIBUTION CO.
OAKS, PENNSYLVANIA

DISTRIBUTOR
---------------------------------------------
SEI INVESTMENTS DISTRIBUTION CO.
OAKS, PENNSYLVANIA

TRANSFER AND DIVIDEND AGENT
---------------------------------------------
FORUM SHAREHOLDER SERVICES, LLC
PORTLAND, MAINE

CUSTODIAN
---------------------------------------------
THE NORTHERN TRUST COMPANY
CHICAGO, ILLINOIS

LEGAL COUNSEL
---------------------------------------------
BATTLE FOWLER LLP
NEW YORK, NEW YORK

INDEPENDENT AUDITORS
---------------------------------------------
MORRISON, BROWN, ARGIZ & COMPANY
MIAMI, FLORIDA


1-888-832-4386
WWW.AMERINDO.COM

AME-F-044-02